                        FEDERAL REALTY INVESTMENT TRUST
================================================================================

                           Supplemental Information
                                 June 30, 1997
================================================================================

                               TABLE OF CONTENTS

1.  Debt Summary..........................................................  E-2

2.  Occupancy
        Percentage Leased.................................................  E-3
        Economic Occupancy................................................  E-4
        Regional Breakdown................................................  E-5

3.  Leases Signed Analysis
        Comparable and Non-Comparable.....................................  E-6

4.  Press Release.........................................................  E-7
5.  Glossary of Terms.....................................................  E-10


================================================================================


                          1626 East Jefferson Street
                        Rockville, Maryland  20852-4041
                                 301/998-8100

FEDERAL  REALTY INVESTMENT TRUST
DEBT ANALYSIS  (EXCLUDING CAPITAL LEASES AND INTEREST RATE SWAPS)
JUNE 30, 1997
--------------------------------------------------------------------------------


                                                                                                Balance
                                                            Maturity          Rate            (in thousands)
                                                            --------          ----            --------------
MORTGAGES
           Barracks Road                                    06/01/98          9.77%                $  21,222
           Falls Plaza                                      06/01/98          9.77%                    4,219
           Old Keene Mill                                   06/01/98          9.77%                    6,917
           West Falls                                       06/01/98          9.77%                    4,842
           Loehmanns Plaza                                  07/21/98          9.75%                    6,370
           Federal Plaza                                    03/10/01          8.95%                   28,256
           Tysons Station                                   09/01/01         9.875%                    4,236
           Bristol                                          08/01/98          9.65%                   10,909
           Escondido (Municipal bonds) purchased 12/31/96   10/01/16    Variable ##                    9,400
           Northeast                                        12/31/01  participating                    1,500
                                                                                                   ---------

                                                                                                   $  97,871
                                                                                                   =========

NOTES PAYABLE
           Revolving credit facilities                             libor + .75%                    $  93,095
           Note issued in connection with
              tenant buyout at Queen Anne Plaza             01/15/06         8.875%                    1,205
           Note issued in connection with
              renovation of Perring Plaza                   01/31/13         10.00%                    2,817
           Other                                             various        various                      279
                                                                                                   ---------

                                                                                                   $  97,396
                                                                                                   =========
UNSECURED PUBLIC DEBT
           5 1/4% Convertible subordinated                  04/30/02         5.250%                $     289
              debentures
           5 1/4% Convertible subordinated                  10/28/03         5.250%                   75,000
              debentures
           8 7/8% Notes (fixed)                             01/15/00         8.875%                   75,000
           8 7/8% Notes (fixed) *                           01/15/00         7.530%                   25,000
           8% Notes (fixed)                                 04/21/02         8.000%                   25,000
           6 5/8% Notes (fixed)                             12/01/05         6.625%                   40,000
           7.48% Debentures                                 08/15/26         7.480%                   50,000
                                                                                                   ---------

                                                                                                   $ 290,289
                                                                                                   =========

                                                         Total fixed rate debt                     $ 381,561          78.58%

                                                         Total variable rate debt                    103,995          21.42%
                                                                                                   ---------         ------

                                                         Total debt                                $ 485,556         100.00%
                                                                                                   =========         ======

                                                         Weighted average interest rate:
                                                         -------------------------------
                                                         Fixed rate debt                                7.74%
                                                         Variable on revolving facilities               6.40% **

* The Trust purchased an interest rate swap on $25 million which sold for $1.5 million, thereby decreasing the effective interest rate.
** Weighted average interest rate on revolving credit facilities for six months ended June 30, 1997
## The bonds bear interest at a variable rate determined weekly to be the interest rate which would enable the bonds to be remarketed at 100% of their principal amount.

FEDERAL REALTY INVESTMENT TRUST
PERCENTAGE LEASED ANALYSIS
JUNE 30, 1997
--------------------------------------------------------------------------------

        OVERALL OCCUPANCY
  (Quarter to Quarter Analysis)                June 30, 1997                         June 30, 1996
                                     ----------------------------------    ----------------------------------
              Type                     Size       Leased      Occupancy      Size        Leased     Occupancy
-----------------------------------  ----------  ----------   ---------    ----------   ----------  ---------
Retail Properties (square feet)      12,770,492  11,986,868          94%   12,317,789   11,593,141         94%
Rollingwood Apartments (# of units)         282         280          99%          282          282        100%

        OVERALL OCCUPANCY
       (Rolling 12 Months)                    June 30, 1997                      March 31, 1997
                                     --------------------------------   -------------------------------
              Type                     Size      Leased     Occupancy     Size      Leased    Occupancy
-----------------------------------  ---------- ----------  ---------   ---------- ---------- ---------
Retail Properties (square feet)      12,770,492 11,986,868         94%  13,046,013 12,228,746        94%
Rollingwood Apartments (# of units)         282        280         99%         282        281        99%

        OVERALL OCCUPANCY
       (Rolling 12 Months)                    December 31, 1996                 September 30, 1996
                                     --------------------------------   -------------------------------
              Type                     Size      Leased     Occupancy     Size      Leased    Occupancy
-----------------------------------  ---------- ----------  ---------   ---------- ---------- ---------
Retail Properties (square feet)      12,733,461 11,935,107         94%  12,324,469 11,509,125        93%
Rollingwood Apartments (# of units)         282        278         98%         282        281        99%

--------------------------------------------------------------------------------


      SAME CENTER OCCUPANCY
 (Quarter to Quarter Comparison)            June 30, 1997                       June 30, 1996
                                     ----------------------------------    ----------------------------------
              Type                     Size       Leased      Occupancy      Size        Leased     Occupancy
-----------------------------------  ----------  ----------   ---------    ----------   ----------  ---------
Retail Properties (square feet)      11,150,587  10,531,352          94%   11,630,983   11,049,612         95%
Rollingwood Apartments (# of units)         282         280          99%          282          282        100%

      SAME CENTER OCCUPANCY
       (Rolling 12 Months)                   At June 30, 1997                      At March 31, 1997
                                     ----------------------------------    ----------------------------------
              Type                     Size       Leased      Occupancy      Size        Leased     Occupancy
-----------------------------------  ----------  ----------   ---------    ----------   ----------  ---------
Retail Properties (square feet)      11,150,587  10,531,352          94%   11,425,601   10,762,859         94%
Rollingwood Apartments (# of units)         282         280          99%          282          281         99%


                                            At December 31, 1996                 At September 30, 1996
                                     ----------------------------------    ----------------------------------
              Type                     Size       Leased      Occupancy      Size        Leased     Occupancy
-----------------------------------  ----------  ----------   ---------    ----------   ----------  ---------
Retail Properties (square feet)      11,247,168  10,625,745          94%   11,559,958   10,904,972         94%
Rollingwood Apartments (# of units)         282         278          98%          282          281         99%

Federal Realty Investment Trust
Economic Occupancy Analysis
June 30, 1997

--------------------------------------------------------------------------------

  OVERALL ECONOMIC OCCUPANCY
 (Quarter to Quarter Analysis)                   June 30, 1997                            June 30, 1996
                                       --------------------------------------    --------------------------------------

                                                       Leases                                    Leases
                                                     Generating    Economic                    Generating    Economic
             Type                        Size          Income      Occupancy        Size         Income      Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        12,770,492    11,724,538            92%   12,317,789    11,300,470            92%
Rollingwood Apartments (# of units)           282           280            99%          282           282           100%

  OVERALL ECONOMIC OCCUPANCY
      (Rolling 12 Months)                         June 30, 1997                            March 31, 1997
                                       --------------------------------------    --------------------------------------

                                                       Leases                                  Leases
                                                     Generating    Economic                  Generating      Economic
             Type                        Size          Income      Occupancy     Size          Income        Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        12,770,492    11,724,538            92%   13,046,013    11,982,214            92%
Rollingwood Apartments (# of units)           282           280            99%          282           276            98%

  OVERALL ECONOMIC OCCUPANCY
      (Rolling 12 Months)                          December 31, 1996                        September 30, 1996
                                       --------------------------------------    --------------------------------------

                                                       Leases                                    Leases
                                                     Generating    Economic                    Generating    Economic
             Type                         Size         Income      Occupancy        Size         Income      Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        12,733,461    11,680,876            92%   12,324,469    11,277,086            92%
Rollingwood Apartments (# of units)           282           277            98%          282           277            98%

--------------------------------------------------------------------------------

SAME CENTER ECONOMIC OCCUPANCY
(Quarter to Quarter Comparison)                    June 30, 1997                              June 30, 1996
                                       --------------------------------------    --------------------------------------

                                                       Leases                                    Leases
                                                     Generating    Economic                    Generating    Economic
             Type                         Size         Income      Occupancy        Size         Income      Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        11,150,587    10,269,022            92%   11,630,983    10,768,633            93%
Rollingwood Apartments (# of units)           282           280            99%          282           282           100%

SAME CENTER ECONOMIC OCCUPANCY
      (Rolling 12 Months)                         At June 30, 1997                         At March 31, 1997
                                       --------------------------------------    --------------------------------------

                                                       Leases                                    Leases
                                                     Generating    Economic                    Generating    Economic
             Type                         Size         Income      Occupancy        Size         Income      Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        11,150,587    10,269,022            92%   11,425,601    10,518,375            92%
Rollingwood Apartments (# of units)           282           280            99%          282           276            98%

SAME CENTER ECONOMIC OCCUPANCY
      (Rolling 12 Months)                        At December 31, 1996                     At September 30, 1996
                                       --------------------------------------    --------------------------------------

                                                       Leases                                    Leases
                                                     Generating    Economic                    Generating    Economic
             Type                         Size         Income      Occupancy        Size         Income      Occupancy
-----------------------------------    ----------    ----------    ----------    ----------    ----------    ----------
Retail Properties (square feet)        11,247,168    10,378,343            92%   11,559,958    10,678,933            92%
Rollingwood Apartments (# of units)           282           277            98%          282           277            98%

FEDERAL REALTY INVESTMENT TRUST
REGIONAL OCCUPANCY ANALYSIS
JUNE 30, 1997
--------------------------------------------------------------------------------

                          Total Square     Occupancy
        Region              Footage         06/30/97
--------------------      ------------     ---------
D.C./Baltimore               3,998,319            96%
Philadelphia                 2,206,475            92%
New York/New Jersey          1,961,952            97%
Central Virginia             1,174,078            95%
Mid-West                       761,021            93%
New England                  1,110,194            96%
Southern California            595,918            84%
Other                          962,535            85%

--------------------------------------------------------------------------------

                          Total Square     Occupancy
        Region              Footage         06/30/97
--------------------      ------------     ---------
D.C./Baltimore               3,998,319            96%
     Anchor                  2,003,692            99%
     Small Shops             1,994,627            93%

Philadelphia                 2,206,475            92%
     Anchor                  1,226,287            91%
     Small Shops               980,188            93%

New York/New Jersey          1,961,952            97%
     Anchor                  1,410,130           100%
     Small Shops               551,822            91%

Central Virginia             1,174,078            95%
     Anchor                    546,849           100%
     Small Shops               627,229            90%

Mid-West                       761,021            93%
     Anchor                    419,549            96%
     Small Shops               341,472            89%

New England                  1,110,194            96%
     Anchor                    564,207           100%
     Small Shops               545,987            92%

Southern California            595,918            84%
     Anchor                    152,944           100%
     Small Shops               442,974            78%

Other                          962,535            85%
     Anchor                    501,042            85%
     Small Shops               461,493            84%

FEDERAL REALTY INVESTMENT TRUST
LEASING ACTIVITY
JUNE 30, 1997
--------------------------------------------------------------------------------

COMPARABLE
                                                                 WEIGHTED
                         NUMBER OF            SQUARE           AVERAGE LEASE
ROLLING 12 MONTHS      LEASES SIGNED           FEET             TERM (YEARS)
-----------------     ----------------    ----------------    ----------------
2nd Quarter 1997             73                    357,162                 9.6
1st Quarter 1997             58                    220,452                 6.9
4th Quarter 1996             85                    469,455                10.7
3rd Quarter 1996             89                    298,546                 6.1
TOTAL                        305                 1,345,615                 8.8

COMPARABLE
                       AVERAGE PRIOR      AVERAGE CURRENT
                          RENT PER           RENT PER           ANNUALIZED
ROLLING 12 MONTHS       SQUARE FOOT         SQUARE FOOT       INCREASE IN RENT
-----------------     ----------------    ----------------    ----------------
2nd Quarter 1997                $13.32              $15.11          $  637,973
1st Quarter 1997                $11.09              $14.88          $  836,236
4th Quarter 1996                $10.88              $15.94          $2,376,264
3rd Quarter 1996                $14.17              $16.05          $  562,179
TOTAL                           $12.29              $15.57          $4,412,652

COMPARABLE                                   ESTIMATED
                        PERCENTAGE            TENANT
                         INCREASE           IMPROVEMENT
ROLLING 12 MONTHS     OVER PRIOR RENT          COSTS
-----------------     ----------------    ----------------
2nd Quarter 1997                    13%        $ 2,847,000
1st Quarter 1997                    34%        $ 3,162,000
4th Quarter 1996                    47%        $ 6,988,000
3rd Quarter 1996                    13%        $ 1,740,000
TOTAL                               27%        $14,737,000

NON-COMPARABLE                                                   WEIGHTED
                                                                  AVERAGE
                         NUMBER OF             SQUARE              LEASE
ROLLING 12 MONTHS      LEASES SIGNED            FEET            TERM (YEARS)
-----------------     ----------------    ----------------    ----------------
2nd Quarter 1997             7                      81,229                11.5
1st Quarter 1997             7                      29,178                12.4
4th Quarter 1996             8                     170,449                18.3
3rd Quarter 1996             5                      19,918                 8.3
TOTAL                       27                     300,774                16.4

NON-COMPARABLE                                                   ESTIMATED
                                            ANNUALIZED             TENANT
                       AVERAGE RENT           CURRENT           IMPROVEMENT
ROLLING 12 MONTHS     PER SQUARE FOOT          RENT                COSTS
-----------------     ----------------    ----------------    ----------------
2nd Quarter 1997                $11.75          $  954,526          $  348,000
1st Quarter 1997                $19.86          $  579,585          $   70,000
4th Quarter 1996                $12.85          $2,189,679          $  995,000
3rd Quarter 1996                $13.89          $  276,607          $  380,000
TOTAL                           $13.30          $4,000,397          $1,793,000

                                                                  Exhibit 99


                                                   Mary Jane Morrow
                                                   Senior Vice President
                                                   Finance & Treasurer
                                                   (301) 998-8321


                   FEDERAL REALTY INVESTMENT TRUST ANNOUNCES
                     SECOND QUARTER 1997 OPERATING RESULTS


Rockville, Maryland
July 30, 1997

     Federal Realty Investment Trust (NYSE:FRT) reported today that funds from operations for the second quarter of 1997 increased 26% to $19.9 million from $15.8 million in the second quarter of 1996. On a per share basis, funds from operations rose 6% to $.51 in the second quarter of 1997 from $.48 in the comparable quarter of 1996. Funds from operations also improved for the first six months of 1997 increasing 26% to $38.9 million or $1.01 per share from $30.8 million or $.94 per share in the first half of 1996.

     A comparison of property operations for the second quarter of 1997 versus the second quarter of 1996 shows the following:

 .    Rental income increased 18% to $47.1 million in 1997 from $39.9 million in
     1996. When adjusted to exclude properties acquired and sold during 1996 and 1997, rental income increased 7% to $41.7 million in 1997 from $38.8 million in 1996.

 .    During the second quarter of 1997, the Trust signed leases for a total
     438,000 square feet. On a same space basis, the Trust re-leased 357,000 square feet at an average increase in rent per square foot of 13%. The weighted average rent on these leases was $15.11 per square foot compared to the previous average rent of $13.32 per square foot.

                                     -More-

 .    Same property occupancy stood at 94% at June 30, 1997 compared to 95% a year ago. At June 30, 1997, the Trust's overall portfolio was 94% leased compared to 94% a year ago.

     Commenting on the quarter, Steven J. Guttman, President and Chief Executive Officer stated, "We are pleased with our continued growth in the second quarter. Strong property results, combined with positive contributions from our recent redevelopments and acquisitions, produced solid growth in funds from operations. While our acquisition pace slowed somewhat in the second quarter, we anticipate, given our current pipeline, that the pace will accelerate in the second half of the year."

     Year to date, the Trust has acquired six retail properties containing 564,000 square feet for a cash investment of approximately $90 million. The acquisitions include the purchase of two shopping centers; Pike 7 Plaza, located in Tysons Corner, Virginia and Town & Country Village, located in San Jose, California; and four main street retail buildings; two buildings on Third Street Promenade in Santa Monica, California; one building in San Diego's Gaslamp Quarter, and one building in Chicago, Illinois.

     Periodic sales of properties is an integral part of the Trust's asset management strategy. During the second quarter, the Trust completed the sale of two properties: Town & Country Shopping Center in Springfield, Illinois and Shillington Shopping Center in Shillington, Pennsylvania. These properties no longer fit the Trust's investment criteria in terms of location and future growth potential. The Trust recognized a gain of approximately $7.0 million on these sales.

     Federal Realty is an equity real estate investment trust specializing in the ownership, management and redevelopment of prime retail properties. The Trust's real estate portfolio contains 90 retail properties, consisting of neighborhood and community shopping centers and main street retail buildings, located in strategic metropolitan markets across the United States. These markets include Boston, New York/New Jersey, Philadelphia, metropolitan Washington D.C., Chicago and California.

     Federal Realty has paid quarterly dividends to its shareholders continuously since its founding in 1962 and has increased its dividend rate for 29 consecutive years. Shares of the Trust are traded on the New York Stock Exchange under the symbol: FRT.

                                      ###

                                   FINANCIAL HIGHLIGHTS
                          (in thousands, except per share data)



                                            Three Months Ended       Six Months Ended
                                                   June 30,              June 30,
OPERATING RESULTS                             1997        1996      1997       1996
-----------------                           ---------   -------   -------     -------
REVENUES
  Rental income                               $47,061   $39,913   $90,981     $80,660
  Interest                                      1,448     1,056     2,948       1,919
  Other income                                  2,293     2,601     5,520       4,763
                                             --------   -------   -------     -------
                                               50,802    43,570    99,449      87,342
EXPENSES
  Rental                                       10,789     9,924    21,005      21,717
  Real estate taxes                             4,892     4,045     9,466       7,969
  Interest                                     11,999    11,139    23,988      22,288
  Administrative                                2,493     2,136     4,594       3,822
  Depreciation and amortization                10,404     9,344    29,528      18,676
                                             --------   -------   -------     -------
                                               40,577    36,588    79,581      74,472
                                             --------   -------   -------     -------
OPERATING INCOME BEFORE INVESTORS'
SHARE OF OPERATIONS AND GAIN ON
SALE OF REAL ESTATE                            10,225     6,982    19,868      12,870

  Investors' share of operations                 (249)      (85)     (581)         53
                                             --------   -------   -------     -------
INCOME BEFORE GAIN ON SALE OF REAL
    ESTATE                                      9,976     6,897    19,287      12,923
  Gain on sale of real estate                   7,034        -      7,034          -

NET INCOME                                    $17,010   $ 6,897   $26,321     $12,923
                                             ========   =======   =======     =======

EARNINGS PER SHARE                              $0.43     $0.21     $0.68       $0.40
                                             ========   =======   =======     =======
FUNDS FROM OPERATIONS
  Net income                                  $17,010   $ 6,897   $26,321     $12,923
  Add:  depreciation and amortization
        of real estate assets                   9,354     8,355    18,418      16,697
  Add:  amortization of initial direct
        costs of leases                           564       592     1,148       1,185
  Less: gain on sale of real
        estate                                 (7,034)       -     (7,034)         -
                                             --------   -------   -------     -------
  Funds from operations                       $19,894   $15,844   $38,853     $30,805
                                             ========   =======   =======     =======
  Funds from operations per share               $0.51     $0.48     $1.01       $0.94
                                             ========   =======   =======     =======
  Weighted average shares outstanding          39,219    33,066    38,633      32,666

================================================================================

                                                                   June 30,    December 31,
BALANCE SHEET DATA                                                   1997          1996
------------------                                              ------------  -------------
ASSETS
  Real estate, at cost                                            $1,266,649     $1,147,865
  Accumulated depreciation and amortization                         (233,401)      (223,553)
                                                                  ----------     ----------
                                                                   1,033,248        924,312

  Mortgage notes receivable                                           38,126         27,913
  Cash                                                                19,496         11,041
  Receivables                                                         17,915         17,294
  Other assets                                                        35,862         54,746
                                                                  ----------     ----------
TOTAL ASSETS                                                      $1,144,647     $1,035,306
                                                                  ==========     ==========
LIABILITIES AND SHAREHOLDERS' EQUITY
  Obligations under capital leases & mortgages payable            $  224,229     $  229,189
  Notes payable                                                       97,396         66,106
  Senior Notes                                                       215,000        215,000
  5 1/4% Convertible subordinated debentures                          75,289         75,289
  Other liabilities                                                   62,481         60,837

SHAREHOLDERS' EQUITY                                                 470,252        388,885
                                                                  ----------     ----------
                                                                  $1,144,647     $1,035,306
                                                                  ==========     ==========



                               GLOSSARY OF TERMS


AVERAGE OCCUPANCY COSTS: Includes rent, common area maintenance expense, real estate taxes, merchant association dues and other charges

ECONOMIC OCCUPANCY: The square footage generating rental income expressed as a percentage of its total rentable square feet.

LEASES SIGNED - COMPARABLE: Represents leases signed on spaces for which there was a former tenant.

LEASES SIGNED - NONCOMPARABLE: Represents leases signed on spaces for which there was no previous tenant, i.e. expansion space or space that was previously non-leasable.

LEASES SIGNED - PRIOR RENT: Total rent paid by the previous tenant; includes minimum and percentage rent.

OCCUPANCY: The currently leased portion of a property expressed as a percentage of its total rentable square feet; includes square feet covered by leases for stores not yet opened.

OVERALL OCCUPANCY: Occupancy for the entire portfolio -- includes all centers owned in reporting period.

SAME CENTER OCCUPANCY: Occupancy for only those centers owned and operating in the periods being compared. Excludes centers purchased or sold as well as properties under redevelopment.

TENANT IMPROVEMENT COSTS: Represents the total dollars committed for the improvement (fit-out) of a space as relates to a specific lease. The amounts shown represent not only the estimated cost to fit-out the tenant space, but may also include base building costs (i.e. expansion, escalators or new entrances) which are required to make the space leasable.